UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2017

METALDYNE PERFORMANCE GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36774	47-1420222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Towne Square, Suite 550, Southfield, MI	48076
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 727-1800

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

In connection with the transactions contemplated by that certain Agreement and Plan of Merger, dated as of November 3, 2016, by and among Metaldyne Performance Group Inc. (“we” or the “Company”), American Axle & Manufacturing Holdings, Inc. (“American Axle”) and Alpha SPV I, Inc. (“Merger Sub”), American Axle intends to commence an offering of its new senior unsecured notes as contemplated by and described in the related Registration Statement on Form S-4 (File No. 333-215161), as may be amended from time to time, filed by American Axle. The Company has made available to American Axle in connection with that proposed offering the Company’s audited consolidated financial statements as of December 31, 2016 and 2015, and for each of the years in the three year period ended December 31, 2016, and related financial statement schedule, which are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

Item 8.01	Other Events

The disclosure set forth in Item 2.02 of this Current Report on Form 8-K is hereby incorporated by reference in its entirety into this Item 8.01.

Management’s Annual Report on Internal Control over Financial Reporting

The Company’s management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Rule 13a-15(f) under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company’s management, with the participation of the Company’s Chief Executive Officer and Chief Financial Officer, has evaluated the effectiveness of the Company’s internal control over financial reporting based on the framework in Internal Control-Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission. Based on this evaluation, the Company’s management has concluded that, as of December 31, 2016, the Company’s internal control over financial reporting was effective.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Deloitte & Touche LLP, an independent registered public accounting firm, has audited the effectiveness of the Company’s internal control over financial reporting as of December 31, 2016 as stated in its report which is included in Exhibit 99.3 attached hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Audited consolidated financial statements of Metaldyne Performance Group Inc. as of December 31, 2016 and 2015, and for each of the years in the three year period ended December 31, 2016 (including reports of independent registered public accounting firms)

99.2	Financial Statement Schedule for each of the years in the three year period ended December 31, 2016, 2015, and 2014.

99.3	Audit report of independent registered public accounting firm on internal control over financial reporting as of December 31, 2016

99.4	Consent of Deloitte & Touche LLP, independent registered public accounting firm

99.5	Consent of KPMG LLP, independent registered public accounting firm

The information contained in Items 2.02 and 9.01 of this Current Report on Form 8-K shall be deemed “filed” for purposes of the Exchange Act.

Cautionary Note Regarding Forward-Looking Statements

This Current Form on 8-K and the Exhibits filed hereby contain certain “forward-looking statements” about the Company’s financial results and estimates and business prospects within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “projects,” “believes,” “seeks,” “targets,” “forecasts,” “estimates,” “will” or other words of similar meaning and include, but are not limited to, statements regarding the outlook for the Company’s future business, prospects and financial performance; the industry outlook, our backlog and our 2016 financial guidance. Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially due to global political, economic, business, competitive, market, regulatory, and other factors and risks, among them being: volatility in the global economy impacting demand for new vehicles and our products; a decline in vehicle production levels, particularly with respect to platforms for which we are a significant supplier, or the financial distress of any of our major customers; cyclicality and seasonality in the light vehicle, industrial and commercial vehicle markets; our significant competition; our dependence on large-volume customers for current and future sales; a reduction in outsourcing by our customers, the loss or discontinuation of material production or programs, or a failure to secure sufficient alternative programs; our failure to offset continuing pressure from our customers to reduce our prices; our inability to realize all of the sales expected from awarded business or fully recover pre-production costs; our failure to increase production capacity or over-expanding our production in times of overcapacity; our reliance on key machinery and tooling to manufacture components for powertrain and safety-critical systems that cannot be easily replicated; program launch difficulties; a disruption in our supply or delivery chain which causes one or more of our customers to halt production; the damage to or termination of our relationships with key third-party suppliers; work stoppages or production limitations at one or more of our customer’s facilities; a catastrophic loss of one of our key manufacturing facilities; failure to protect our know-how and intellectual property; the disruption or harm to our business as a result of any acquisitions or joint ventures we make; a significant increase in the prices of raw materials and commodities we use; our failure to maintain our cost structure; the incurrence of significant costs if we close any of our manufacturing facilities; potential significant costs at our facility in Sandusky, Ohio; the incurrence of significant costs, liabilities, and obligations as a result of environmental requirements and other regulatory risks; extensive and growing governmental regulations; the incurrence of material costs related to legal proceedings; our inability to recruit and retain key personnel; any failure to maintain satisfactory labor relations; pension and other postretirement benefit obligations; risks related to our global operations; competitive threats posed by global operations and entering new markets; foreign exchange rate fluctuations; our substantial indebtedness; our inability, or the inability of our customers or our suppliers, to obtain and maintain sufficient debt financing, including working capital lines; our exposure to a number of different tax uncertainties; and the mix of profits and losses in various jurisdictions adversely affecting our tax rate.

For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this Current Form on 8-K or the Exhibits filed hereby and in our other public filings, including under the heading “Risk Factors” in our filings that we make from time to time with the Securities and Exchange Commission. You should not consider any list of such factors to be an exhaustive statement of all the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

Additional Information and Where to Find It

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in connection with the proposed merger of the Company with Merger Sub, pursuant to which the Company would become a wholly-owned subsidiary of American Axle. In connection with the proposed merger, American Axle has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (File No. 333-215161) that includes a preliminary joint proxy statement of the Company and American Axle and also constitutes a preliminary prospectus of American Axle. The Company and American Axle may also file other documents with the SEC regarding the proposed merger. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED MATTERS. Investors and security holders may obtain free copies of the joint proxy statement/prospectus (when available) and other documents if and when filed with the SEC by American Axle and the Company through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by American Axle will be made available free of charge on American Axle’s investor relations website. Copies of documents filed with the SEC by the Company will be made available free of charge on the Company’s investor relations website.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from its stockholders in respect of the proposed merger. Information regarding the Company’s directors and executive officers is contained in the Company’s proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 11, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the joint proxy statement/prospectus (or will be contained in any amendments or supplements thereto) and other relevant materials to be filed with the SEC when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METALDYNE PERFORMANCE GROUP INC.

By:	/s/ Thomas M. Dono, Jr.
	Name:	Thomas M. Dono, Jr.
	Title:	Executive Vice President, General Counsel & Secretary

Date: March 2, 2017

METALDYNE PERFORMANCE GROUP INC.

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Audited consolidated financial statements of Metaldyne Performance Group Inc. as of December 31, 2016 and 2015, and for each of the years in the three year period ended December 31, 2016 (including reports of independent registered public accounting firms)

99.2	Financial Statement Schedule for each of the years in the three year period ended December 31, 2016, 2015, and 2014.

99.3	Audit report of independent registered public accounting firm on internal control over financial reporting as of December 31, 2016

99.4	Consent of Deloitte & Touche LLP, independent registered public accounting firm

99.5	Consent of KPMG LLP, independent registered public accounting firm